COLUMBIA SMALL CAP VALUE FUND (the "Fund")
                Supplement to Prospectuses dated November 1, 2004
                  Replacing the Supplement dated March 18, 2005



I. The following language is added to the section The Fund: Principal Investment Strategies:

The Fund may invest in REITs.

The following language is replaced in the section The Fund: Principal Investment
Strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. Small capitalization stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Russell 2000 Value Index ($2.1 billion as of September 30, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

The following language is replaced in the section The Fund: Principal Investment
Risks:

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

The following  language is added to the section The Fund:  Principal  Investment
Risks:

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.


II. The section entitled "MANAGING THE FUNDS: PORTFOLIO MANAGERS" is replaced in its entirety as follows:


PORTFOLIO MANAGERS
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Stephen  D.  Barbaro,  a  vice  president  of  Columbia  Management,  is  a co-manager for the Fund and has managed or co-managed the Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessor since 1976.

Jeremy Javidi, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Javidi has been associated with Columbia Management or its affiliates since January, 2000.


SUP-47/90127-0805                                               August 19, 2005